Cincinnati Bell Investor Day September 24, 2014

This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason. Safe Harbor

This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non- GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. Non GAAP Financial Measures

Agenda 12:00 – 12:30 State of the Union Ted Torbeck, President and CEO Cincinnati Bell 12:30 – 1:00 Business Unit Updates Dave Heimbach, COO Cincinnati Bell 1:00 - 1:30 Financial Plan and Strategy Leigh Fox, CFO Cincinnati Bell 1:30 – 2:00 Break 2:00-2:30 Small Business Acceleration Dave Knox, Co- Founder The Brandery, Tim Schigel, Fund of Funds Manager, Cintrifuse 2:30- 3:00 CBTS Enterprise Solutions Mitchell Habib, CEO and Founder FCM, LLC 3:00-3:30 Broadsoft, Inc Leslie Ferry, VP of Marketing BroadSoft 3:30- 4:00 Closing Remarks, Q&A Ted Torbeck 4:00 – 5:00 Batting Practice Batting Cage @ Great American Ballpark 7:10 Dinner and Reds vs. Brewers Cincinnati Bell Technology Pavilion

Cincinnati Bell – Today’s Presenters Theodore H. Torbeck President and Chief Executive Officer Leigh R. Fox Chief Financial Officer David L. Heimbach Chief Operating Officer 25 + years at General Electric ‒ VP of Operations – GE Industrial Business ‒ President and CEO – GE Rail Services ‒ VP Global Supply Chain – GE Aviation CEO of the Freedom Group President and General Manager - Cincinnati Bell Cincinnati Native Product Manager – Cincinnati Bell Product Development - Rhythms NetConnections, Inc. General Manager Business & Carrier Markets – Cincinnati Bell Chief Operating Officer – Cincinnati Bell Telephone Cincinnati Native Accounting and Finance – Cincinnati Bell VP of Finance - Cincinnati Bell Technology Solutions (CBTS) SVP of Finance – Cincinnati Bell Chief Administrative Officer – Cincinnati Bell Cincinnati Native

TED TORBECK State of the Union

 140 years of Industry Leadership and Innovation  Diversified Portfolio of strategic products  Clear “right to win” in Cincinnati Fioptics video subs: 83K Broadband subs: 270K Access lines: 506K Fiber route miles: 6,100 Sites lit with fiber: 5,200 2013 Customer Channel Mix 2013 Product Mix by Revenues 38% 27% 14% 13% 7% 2% Data Voice - Local Service Managed and Professional Services Long Distance and VoIP Entertainment Other Wireline Consumer 37% Business 63% Graphs exclude Wireless segment and IT equipment distribution Cincinnati Bell - Today

Cincinnati Bell – A Look Back 2003 Divested long-haul fiber assets Entered Data Center market Access lines: 1,012,000 Revenue: $1,557 m 2007 Market Leader in Wireless – 571,000 subs Access lines: 834,000 Revenue: $1,348 m 2009 Investment in “Fioptics” Divested Wireless towers for $100 million Access lines: 723,500 Revenue:$1,336 m 2010 Acquired CyrusOne for $526 million Continued decline of Wireless subs: 509,000 Access lines: 674,100 Revenue: $1,377 m 2013 Successfully completed the IPO of CyrusOne STARTING A NEW ERA

Cincinnati Bell – The New Era Our objective is to transform Cincinnati Bell into a company with Growing Revenue, Growing Profits, Significant Sustainable Free Cash Flows, and a Healthy Balance Sheet Key initiatives for successful transformation… 1 – Initiated a process to sell our Wireless business 2 – Evaluate opportunities to monetize our investment in CyrusOne 3 – Execute on strategic product development and demonstrate Wireline revenue growth, of which, Fioptics the key component Fiber investments have dramatically reshaped our BRAND and PUBLIC PERCEPTION

 Transaction valued at approximately $210 million (expected to close by September 30)  Cash proceeds of $194 million will be used to repay debt reducing interest payments by approximately $10 million annually  Opportunity to broaden relationship with Verizon Executing Objectives We are doing what we said we would do Reached agreement to sell Wireless spectrum license and certain assets to Verizon 1

Executing Objectives We are doing what we said we would do  Cash proceeds totaling $356 million will be used to repay debt reducing interest payments by approximately $28 million annually  CyrusOne continues to produce outstanding financial results. - Revenue and Adjusted EBITDA forecasted to increase at approximately 25% based on revised guidance  Continue to evaluate monetization strategies which maximize shareholder value - Successful initial monetization has extended our time horizon for being a patient investor while still executing strategic objectives - Currently own 44% ownership stake in CyrusOne valued at approximately $700 million - Remaining value of NOL (approximately $900 million) will be used to defray any tax liability Successfully completed a well timed and thoughtful initial monetization of our CyrusOne investment 2

Strategic Investments have significantly altered the Outlook for Cincinnati Bell 2010 2011 2012 2013 2014 Strategic Legacy Integration Executing Objectives We are doing what we said we would do ~20% CAGR ~-10% CAGR  Investments in high demand strategic products are driving strong revenue growth, offsetting declines of the company’s legacy copper-based products  Wireline revenue on target to grow year-over-year 3

The successful execution of our strategy over the past 12 months has created the opportunity to accelerate the expansion of Fioptics  Fiber is a superior asset that enables Cincinnati Bell to remain relevant well in to the future  The accelerated success based business plan contains integrated steps, with the ultimate goal of building a more viable long-term platform ‒ Strategy based on strong ROI from investments to date, dictated by explosive growth in demand for more bandwidth ‒ Accelerating our Fioptics investment will result in a significant increase in data subscribers and elevated levels of data and voice ARPU, which combined drive the resulting higher revenue and EBITDA Accelerating the Fiber Transformation

The New Cincinnati Bell Our goal is to transform Cincinnati Bell into a growing fiber-based entertainment, communications and IT solutions company

DAVE HEIMBACH Business Unit Updates

2010 2011 2012 2013 Strategic - Wireline Strategic - IT Services Legacy Integration $659 2010 2011 2012 2013 Strategic Legacy Integration Accelerating Fiber deployment enables innovation and growth for the region through technology. Re-platform Cincinnati Bell with a future proof asset to meet consumer and small business needs for years to come. CBTS’ solutions & expertise enable education, healthcare, business productivity and competitiveness. Focus on organic product and geographic diversification. Consumer Revenue Business Revenue ($ in millions) ($ in millions) $30 $268 $47 $242 $69 $217 $189 $104 $308 $297 $293 $299 $94 $72 $181 $311 $113 $90 $212 $293 $212 $278 $230 $259 $707 $727 $743 $133 $104 $144 $111 Focus on the Customer

Investment in Business Markets CBTS’ solutions & expertise enable education, healthcare, business productivity and competitiveness for Greater Cincinnati Focus on organic product and geographic diversification Continue to Develop Regional Markets  Foster ongoing relationships in Louisville (7 years), Columbus (4 years), and Indianapolis (3 years) ‒ 10 gig connection to each of these markets  New entrants into North Carolina “research triangle” Denver, Colorado and Dallas, Texas Develop & Launch New Products  Managed Wi-Fi  Increases interest in Virtual Data Center and Advanced Cyber Security  Investment in the Cloud and “as a service” offerings  Small cell deployment with major carriers Increase Sales & Revenues  End-to-end IT and telecommunication solutions  Mid-Market growth from integration of CBTS – Positioning the complete product portfolio  Laser focus on Ethernet services  Fiber network expected to include 6,400 route miles and connect 5,800 buildings by the end of 2014

Accelerated Investment in Consumer Fiber Accelerate Fiber Build  Launch of 1GB internet product  Launch TV everywhere app  Disciplined “success-based” approach to accelerating deployment of Fioptics ‒ New plan accelerates build-out to approximately 70 – 80 percent of Greater Cincinnati ‒ 75% of new addresses will be passed directly with fiber ‒ Increased capital intensity through 2016 Focus on Customer & Community  Heightened focus on customer satisfaction – Net Promoter Score  Remodeling retail locations to create experiences “powered by” Fioptics  “Light up Cincinnati” public Wi-Fi venues  Mentoring, Partnerships with Brandery & Cintrifuse for startups  Engaged local officials to “own” local infrastructure for public “Wi-Fi” Strong Financial Results  Fioptics forecasted revenue for 2014 expected to exceed $140 million, up 39 percent compared to 2013  Fioptics video and internet subscribers are on target grow at more than 20% for 2014  Key metrics remain on target Accelerating Fiber deployment enables innovation and growth for the region through technology. This new next-generation network gives Cincinnati Bell a future proof asset to meet consumer and small business needs for years to come.

Accelerating Fioptics – Window of Opportunity Pending acquisition of Time Warner (and the subsequent divestiture of properties and subscribers) is expected to create significant confusion in the market  Expect the transaction to close in early 2015  Charter has communicated it anticipates 12 – 18 months would be required to upgrade acquired networks  Likely that neither Time Warner or Comcast would be incented to upgrade networks being subsequently disposed  Cincinnati Bell is currently benefiting from migration of Time Warner service technicians and sales representatives Accelerates our transformational objectives for creating a Company with growing revenue, growing profits, and significant sustainable free cash flow  Increased fiber deployment yields attractive returns and increasing fiber footprint is expected to lead to multiple expansion ‒ CBB currently trades at 5.8x EBITDA ‒ Cable companies trade between 7 – 9x EBITDA ‒ Fiber companies trade between 10 – 12x EBITDA Greater Cincinnati’s customer concentration and population density will drive operational scale and synergies

0 20 40 60 80 100 120 2010 2011 2012 2013 2014 23 37 59 91 113 CBB Subscribers with 10 + MBPS (‘000s) Accelerating Fioptics – Expectations are Changing

Accelerating Fioptics – Light Up Cincinnati Launch of Gigabit Service Family Small Business Community Stream and download shows and movies instantly, without buffering Plenty of bandwidth to support all internet-equipped devices and appliances Experience content like never before – gaming, sports, video- on-demand, music streaming and more Connect to customers and market to them like never before Power innovation and creativity Enhance your customer experience Position your business for the future Make high-bandwidth and Wi-Fi connectivity more accessible to education, arts and charitable organizations Help to promote new business, conventions and tourism Foster innovation and enable startup, entrepreneur, and accelerator communities

Social Media Sentiment Increasing Awareness A u g 1 3 Se p 1 3 O ct 1 3 N o v 1 3 D ec 1 3 Ja n 1 4 Fe b 1 4 M ar 1 4 A p r 1 4 M ay 1 4 Ju n 1 4 Ju l 1 4 A u g 1 4 Light Up Cincinnati New Marketing Begins First Mass Marketing Launch Positive Social Media Sentiment

2010 2011 2012 2013 2014 27 39 57 80 98 2010 2011 2012 2013 2014 28 40 55 74 83 Fioptics Video Subscriber Growth (‘000s) Fioptics High-Speed Internet Subscriber Growth (‘000s) June Capitalizing on an Opportunity June Key Drivers  Financial and operational success  Unique competitive advantage  Progressive change in customer expectations for bandwidth  Increase in marketing and brand awareness

LEIGH FOX Accelerating Fioptics – Understanding the Economics

2010 2011 2012 2013 2014 $28 $47 $68 $101 $140 2010 2011 2012 2013 2014 54 58 64 71 76 30 31 32 34 38 33 34 33 33 32 Video Internet Voice Capitalizing on our Success Average Revenue per User $117 $123 $129 $138 $146 Fioptics Revenue Forecast June

Video Churn 2.0% 2.5% 3.0% 3.5% 4.0% 2010 2011 2012 2013 2014 Penetration 10% 20% 30% 40% 50% 2010 2011 2012 2013 2014 Video Internet 27 39 57 80 100 2010 2011 2012 2013 2014 Fioptics Internet Subscribers Forecast 28 40 55 74 90 2010 2011 2012 2013 2014 Forecast Fioptics Video Subscribers Monitoring Metrics for Success June June (‘000s) (‘000s)

24 Month View Growing Revenue and Penetration Over Time (Macro View) The aggregate performance of all areas built out with Fiber within the last two years demonstrates a strong and continual increase in ARPU and Penetration following the build out while subscriber churn remains essentially flat. Month 1 Month 24

Improvements by Neighborhood Single Family Home Comparison Neighborhood 1 Neighborhood 2 5477BET 7540GRINN ARPU PENETRATION CHURN 24 Months from Initial Build Out 1 Month from Initial Build Out 24 Months from Initial Build Out 1 Month from Initial Build Out 1 Month from Initial Build Out 24 Months from Initial Build Out  Comparison of two specific locations built out with Fiber demonstrates ARPU growth as promotional rates expire and additional products are added.  Penetration for the area built out 24 months ago is 120% greater than the area built out 1 month ago.  Churn decreases as built out area matures and the adoption of product bundles increases. Churn for the area built out 24 months ago is 60% less than the area built out 1 month ago.

Understanding Customer Life Time Value (CLV) Key to improving returns High CLV Mid CLV Low CLV

Total Capital Success Based Fioptics Portion 15% 27% 25% 14% 2014 2015 2016 2017 8% 17% 18% 7% 2014 2015 2016 2017  Committed to increasing capital by ~$100M in 2015 vs. 2014 spend  2016 and 2017 spend will be success based  Track key drivers of return and have the ability to pace spend if needed  Key assumptions include consistent construction dynamics, slight improvements to install costs, overbuild of fiber to the node areas in 2017, and further operational redundancy spend  Back to normalized capital spend ranges of ~10% to 12% in 2018 Our Success is Driving Increased Investment Capital spend as a % of Sales

Estimated Impact to Metrics


Households Passed
('000s)
700
600
500
400
300
200
100
0
79
134
205
276
330 - 340
575 - 625
CAGR: ~ 21%
2010A
2011A
2012A
2013A
2014E
2017E


Portion of Market Covered (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
75%
2010A
2011A
2012A
2013A
2014E
2017E


Average Consumer Video Subscribers
('000s)
180
160
140
120
100
80
60
40
20
0
19
29
41
58
70 - 80
150 - 160
CAGR: ~ 27%
2010A
2011A
2012A
2013A
2014E
2017E


Average Consumer Internet Subscribers
('000s)
300
250
200
150
100
50
0
19
31
46
74
100 - 110
240 - 250
CAGR: ~ 33%
2010A
2011A
2012A
2013A
2014E
2017E

Cincinnati Bell[SM]

Attractive Incremental Returns Key Assumptions IRR Range Base ARPU Growth Base Churn Gross Video Activations Base Capex Metrics  Company assumes 2015E ~8.5% APRU growth trending down to 8.0% by 2023E  Sensitivity of +/-2% around annual growth  Company assumes ~525k -575k Consumer Fiber Activations over 2014-2023 period  Sensitivity of +/-10% around annual activations  Company assumes 2015E ~2.7% Base Churn Rate trending down to 2.1% by 2023E  Sensitivity of +/-.5% around annual churn rate Base Case  Company assumes: - Capex per pass Fiber ~ $825 - $875 and Copper ~ $450 - $500 - Capex per install Fiber ~ $925 - $975 and Copper ~ $625 - $675  Sensitivity of +/-10% on Capex per pass / install 30% 47% 33% 46% 38% 35% 41% 44% 39% Sensitivity Range

Why Acceleration Matters Current valuations reflect the past  Legacy customer platform  Declining core business  Over-levered balance sheet Not the company we are building  Predominantly fiber network  Growing, relevant core business  Healthy balance sheet  Sustainable cash flows Today CBB is in transition between the old and new = investment opportunity

Why Acceleration Matters Today’s Enterprise Value 2018 $350M $250M Current Multiples  Accelerated plan deploys Fiber to roughly 75% of the market in 2016  When comparing our previous plans vs. the new acceleration plan, the incremental EBITDA generated by 2018 creates between $250M and $350M of enterprise value.  2018 is not the peak year of profit growth on the investment – value creation continues well beyond accelerated investment period. Today’s investment sets the course for greater long term value creation Incremental Enterprise Value generated by our acceleration build plan vs. previous build plan Our transformation drives value $450M

 Reaffirming 2014 guidance for Core Business (excluding Wireless)  Capitalizing on our success and future investments continue to be success based  Transforming how the market views the company through investments in both our consumer and business customers  Value creation will increase with both profit acceleration and multiple expansion  Creating a company with unparalleled fiber assets, growing revenues, growing profits, a healthy balance sheet, and strong sustainable cash flows Key Points Taking a 140 year telephone company into the fiber age

Questions?

BREAK

DAVE KNOX & TIM SCHIGEL Small Business Acceleration

The Role of Cincinnati Bell and The Brandery in our Region’s Entrepreneurial Renaissance DAVE KNOX CMO, Rockfish Co-Founder, The Brandery DON’T CALL US FLYOVER COUNTRY:

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44 Foster innovation and entrepreneurial success in Cincinnati by providing Startups world-class mentorship in branding, marketing and design.

45 • 10 – 12 startups per class • 4 month annual program • $20K investment for 6% equity stake • Applicants from 58 countries and 33 states • Non-profit 501c3

46 • Three 18-year-olds that dropped out of Harvard, Princeton & MIT • Survivor: Nicaragua runner-up • Drummer from platinum selling band, Hawthorne Heights • Multiple Army Rangers • Fortune 500 marketers from Apple, Disney, and P&G AMAZING ENTREPRENEURS

47 So, how are we doing?

CINCINNATI The Trailblazer

49 2007

50 2012

51 #9 in the US seed accelerator rankings project

52 China France Vancouver Chicago San Francisco Philadelphia Cincinnati Los Angeles Boston New York City Vicksburg, MS Argentina Puerto Rico Columbus, OH Houston, TX Louisville, KY ATTRACTING ENTREPRENEURS FROM AROUND THE WORLD… ...AND 60% STAY IN CINCINNATI

Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 2014 2011 2012 2013 $60 million in venture capital raised by Brandery graduates

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56 TAKING IT TO THE NEXT LEVEL Cincinnati Bell will fuel entrepreneurship in our region

57 PARTNERSHIP HIGHLIGHTS • First “small business” w/ Gigabit • Cincinnati Bell will help The Brandery:  Attract entrepreneurs  Retain entrepreneurs  Grow small businesses  Move Cincinnati forward

58 • The Brandery is the only Top 10 Startup Accelerator with a Fiber partner • Light Up Cincinnati fits entrepreneurs Work, Live & Play lifestyle ATTRACTING ENTREPRENEURS

59 RETAINING ENTREPRENEURS Cincinnati Bell’s support is leading people to choose Cincinnati: • Work: Alumni receive a service discount and access to top technology mentors • Play: Through Cincinnati Bell, entrepreneurs receive a “key to the city” w/ access to the best of town including the Reds, Labor Day Fireworks, etc

60 GROWING SMALL BUSINESS • Cincinnati Bell gives Startups access to resources normally reserved for Fortune 500 Enterprises • Gigabit Internet become a powerful growth engine and a competitive advantage to Startups • Connections to leading technology companies like Cisco & Aruba

61 • The Brandery is the only Top 10 Startup Accelerator with a Fiber partner • Light Up Cincinnati fits entrepreneurs Work, Live & Play lifestyle ATTRACTING ENTREPRENEURS 5 SERVICE OFFERINGS • Advisory Services • Funding Connections • Talent Connections • Customer Connections • Space

62 POWERFUL NETWORK • Over 100 members • 30+ ecosystem partners • Over 30 corporate partners

63 FUND OF FUNDS • Encourage outside investment • Seed & Series A lead investors • Strong syndicate partners

64 CORPORATE PARTNERS • Driving innovation • Return on investment • Vibrant community • CinBell providing infrastructure and sourcing assistance

65 THANK YOU

MITCHELL HABIB CBTS Enterprise Solutions

My Background 2004 2007 2014 1997 Nielsen Chief Operating Officer FCM, LLC Founder & Chief Executive Officer GE CIO of four largest businesses: » Two largest industrial businesses (GEAE Services and GE Healthcare) » Two largest capital businesses (GE Capital ITS and GE ERC) Citigroup Chief Information Officer, US Retail Business

What Does CBTS DO? CBTS provides IT services across the entire infrastructure spectrum, delivered with high quality, superior flexibility & value pricing public cloud solutions private cloud solutions hybrid cloud solutions infra. as a service design build procure run manage staff secure

How Does CBTS Do It Better? Why They Win: FLEXIBILITY CBTS will manage it whether they own all of it, part of it or none of it. VALUE Lower overhead & margin translate into better pricing for customers. PEOPLE & CULTURE Midwestern company values and industry low unplanned turnover of ~2%. If They Lose: RECOGNITION Some inexperienced clients want a big- name vendor, don’t put in the effort to understand value proposition. PERCEIVED SCALE Competitors are seen as having more capability outside of the US.

GE – Seeking Innovation - Led Growth OPPORTUNITY: Needed to upgrade antiquated 40,000 node flat network, with no capital budget for equipment purchase & existing provider unwilling to own the asset $100M/yr. GE’s largest infrastructure provider in the US FLEXIBILITY: CBTS designed, owned and managed the solution TRUST: Only provider to assist in the aftermath of the Sept. 11 attacks VALUE: Payment based on active ports used (matching cyclical business)

Nielsen – Seeking Higher Quality OPPORTUNITY: Needed specialized infrastructure services that existing outsourced provider could not deliver, in order to produce deliverables on time for clients $30M/yr. 15x growth in account revenue FLEXIBILITY: CBTS designed, procured & managed servers, storage and network VALUE: Delivering as promised drives Nielsen’s ability to sell ratings, earn higher prices TRUST: CBTS services enable production of time-sensitive deliverables with <24 hr turnarounds

FCM & PE – Seeking Quality And Innovation OPPORTUNITY: Need a reliable provider of infrastructure as a service to accelerate value creation…many portfolio companies have inexperienced IT functions and/or growing capacity needs. Building Relationships with KKR, Blackstone, Carlyle and Hellman & Friedman FLEXIBILITY: Leverage capacity on demand – the Virtual Data Center TRUST: CBTS’ established IT expertise supplements less experienced IT Teams. VALUE: Manage variable cost and cash outlays through ”pay as you go” structure

Uniquely Positioned To Capture The Future

LESLIE FERRY Broadsoft, Inc.

BroadSoft – Overview • Founded 1998 – Michael Tessler & Scott Hoffpauir • Initial Public Offering – June 16, 2010 (NASDAQ : BSFT) • People – 800 in 23 Countries – 325 people in R&D • Headquarters – Gaithersburg, Maryland, USA • Market – 30% market share (Infonetics) • Ecosystem – 500+ technology partners – 5,000+ developer partners Enable service providers to offer the business communication applications that enhance employees productivity and keep them connected.

600 Strategic Channel Partners in 71 countries 19 of 25 Global Service Providers

The BroadSoft Mission • We power the transformation to hosted Unified Communications • Enabling Service Providers, like Cincinnati Bell, to create products that let end users be productive anywhere, anytime, on any device • Supporting a large range of enterprise segments • Solution delivered via software or cloud

Business Customer Requirements Are Evolving From Voice only… … to comprehensive Unified Communications services accessible across a growing variety of devices Overlay UC-One on mobile supporting Bring-Your-Own Device (BYOD) trend Single subscription supporting multiple devices Seamless mobility across smartphone, tablet, desk phone and WebRTC enabled web browsers

Cincinnati Bell’s VoIP Product Portfolio • Cincinnati Bell has developed and launched a complete suite of VoIP products that leverage BroadSoft’s technology and meet a wide range of business customer needs Hosted Unified Communications SIP Trunking Connectivity Advanced Cloud Applications * * Lync certification in process

• Delivering a broad range of Unified Communications services • Seamlessly integrated across devices Products Designed for all Business Segments Large Ent 1000+ Seats Mid Market 100 – 1000 Seats Small Business <100 Seats Micro Business <10 Seats

Businesses Are Moving to Cloud Delivered UC

Why are Enterprises Moving to the Cloud? • The challenge of chasing technology – Lower overall cost & shift from capex to opex – Faster time-to-productivity – Rapid feature enhancement – Improved business agility – Business-ready, self service technologies

Business Movement to Cloud Unified Communications Driving a $27B Market Opportunity IDC - Worldwide Unified Communications and Collaboration 2012–2017 Forecast Strong demand for VoIP services across all Cincinnati Bell business segments VoIP services deliver a clear transformation path for customers migrating from legacy TDM services to IP- based services 2012 2013 2014 2015 2016 2017 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 CEBP Collaborative applications Mobile PBX/UC Customer service applications Contact center services Business VoIP/UC services IP telephony lines

Why are Service Providers Positioned to Win? • Established brand with proven, superior Quality of Service – Own the network – Own end-to-end service delivery • Range of diversified offers to meet market segment requirements – From SOHO to Large Enterprise – Ability to bundle a full service catalog – from fiber- based connectivity and infrastructure, to advanced applications and managed services • Customer base – established business relationships – Low acquisition costs – Lower customer churn – Geographic Expansion – Follow customers where they do business • Support – efficient & cost effective

TED TORBECK Closing Remarks

Questions?